                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       WORKGROUP TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                       WORKGROUP TECHNOLOGY CORPORATION
                              91 Hartwell Avenue
                        Lexington, Massachusetts 02421

                                ---------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To be held on July 27, 2001

                                ---------------

To the Stockholders of Workgroup Technology Corporation:

      The Annual Meeting of Stockholders of Workgroup Technology Corporation (the "Corporation"), a Delaware corporation, will be held on Friday, July 27, 2001 at 10:00 a.m., local time, at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts, 02110 for the following purposes:

    1. To elect one (1) Class III director to serve for a three-year term or until his successor is elected and qualified.

    2. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Only stockholders of record at the close of business on June 15, 2001 are entitled to notice of and to vote at the meeting and any adjournments thereof.

      All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          By Order of the Board of Directors

                                          /s/ Patrick H. Kareiva

                                          Patrick H. Kareiva
                                          Secretary

Lexington, Massachusetts
June 26, 2001

                       WORKGROUP TECHNOLOGY CORPORATION

                                ---------------

                                PROXY STATEMENT

                                 June 26, 2001

      Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Workgroup Technology Corporation (the "Corporation"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Friday, July 27, 2001, at 10:00 a.m., local time, at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts, 02110.

      Only stockholders of record at the close of business on June 15, 2001 (the "Record Date") will be entitled to receive notice of and to vote at the meeting and any adjournments thereof. As of the Record Date, 1,841,121 shares of common stock, $.01 par value per share (the "Common Stock"), of the Corporation were issued and outstanding. All reference to the number of common and per common share amounts herein reflect the one-for-four reverse stock split of the Corporation's Common Stock effective December 21, 2000. The holders of Common Stock are entitled to one vote per share on any proposal presented at the meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it (i) by filing a later-dated proxy or a written notice of revocation with the Secretary of the Corporation at any time before it is exercised or (ii) by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Workgroup Technology Corporation, 91 Hartwell Avenue, Lexington, Massachusetts, 02421, Attention: Secretary, at or before the taking of the vote at the Annual Meeting.

      The representation in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from a nominee for election as a director, as well as abstentions and broker "non-votes" with respect to all other matters being submitted to stockholders, are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

      In the election of the Class III director, the nominee receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the meeting shall be elected as a director. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

      The persons named as attorneys-in-fact in the proxies, Patrick H. Kareiva and Bryan Smith, are employees and/or officers of the Corporation. All properly executed proxies returned in time to be counted at the meeting will be voted as stated below under "Election of Director." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy. Where a choice has been specified on the proxy with respect to the foregoing matter, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR if no specification is indicated.

      The Board of Directors knows of no other matters to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken and upon which the proxies may exercise discretion under applicable law, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

      An Annual Report to Stockholders, containing financial statements for the fiscal year ended March 31, 2001, is being mailed together with this Proxy Statement to all stockholders entitled to vote. This Proxy Statement and the form of proxy were first mailed to stockholders on or about June 26, 2001.

             MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth as of the Record Date: (i) the name and address of each person who, to the knowledge of the Corporation, owned beneficially more than 5% of the Common Stock of the Corporation outstanding at such date; (ii) the name of each director or nominee; and (iii) the name of each executive officer identified in the Summary Compensation Table set forth below under "Compensation and Other Information Concerning Directors and Officers," the number of shares owned by each of such persons and the percentage of the outstanding shares represented thereby, and also sets forth such information for all officers, directors and nominees as a group.

                                                       Amount and
                                                       Nature of    Percent Of
Name and Address of Beneficial Owner                 Ownership(/1/) Class(/2/)
------------------------------------                 -------------- ----------
TA Associates Group(/3/)............................    383,737        20.8%
 c/o TA Associates, Inc.
 125 High Street
 Boston, MA 02110

Norwest Equity Partners V, L.P.(/4/)................    166,667         9.1%
 40 William Street
 Suite 305
 Wellesley, MA 02181................................

Patrick H. Kareiva(/5/).............................     70,313         3.7%

James M. McConnell(/6/).............................      4,000           *

Douglas A. Catalano(/7/)............................      4,000           *

Fredrick H. Phillips................................       -              -

All officers, directors and nominees as a group (4
 persons)(/8/)......................................     78,313         4.1%

--------------
 *  Less than 1.0%.

(1) Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to the shares. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2) Applicable percentage of ownership as of the Record Date is based upon 1,841,212 shares of Common Stock outstanding on such date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(3) Includes 220,021 shares of Common Stock owned by Advent VI L.P.; 101,736 shares of Common Stock owned by Advent Atlantic and Pacific II L.P.; 22,002 shares of Common Stock owned by Advent New York L.P.; 36,678 shares of Common Stock owned by Advent Industrial II L.P.; and 3,300 shares of Common Stock owned by TA Venture Investors L.P. Advent VI L.P., Advent Atlantic and Pacific II L.P., Advent New York L.P., Advent Industrial II L.P. and TA Venture Investors L.P. are part of an affiliated group of investment partnerships collectively referred to as the TA Associates Group. TA Associates, Inc. exercises sole voting and investment power with respect to all of the shares held of record by the named investment partnerships, with the exception of those shares held by TA Venture Investors Limited Partnership. The foregoing information is based on a
    Schedule 13G/A which was filed with the Commission on April 18, 2001.

(4) Information based on a Schedule 13G/A which was filed with the Commission on April 6, 2001.

(5) Includes 70,313 shares of Common Stock which may be purchased within 60 days of the Record Date upon the exercise of stock options.

(6) Includes 4,000 shares of Common Stock which may be purchased within 60 days of the Record Date upon the exercise of stock options.

(7) Includes 4,000 shares of Common Stock which may be purchased within 60 days of the Record Date upon the exercise of stock options.

(8) Includes 78,313 shares of Common Stock which may be purchased within 60 days of the Record Date upon the exercise of stock options.

                                  PROPOSAL 1
                             ELECTION OF DIRECTOR

      The Board of Directors is currently fixed at four members. The Board of Directors is divided into three classes, each of which may consist of only one more director than as in any other class. As of the date of this Proxy Statement, there is one Class I director, two Class II directors and one Class III director. Each director serves for a three-year term. The term of the Class III director will expire at this Meeting. All directors will hold office until their successors have been duly elected and qualified or until their earlier death, resignation or removal. Mr. James M. McConnell is the current Class I director; Mr. Patrick H. Kareiva and Mr. Frederick H. Phillips are the current Class II directors; and Mr. Douglas A. Catalano is the current Class III director.

      The Board of Directors has nominated and recommended that Mr. Catalano, who is currently a Class III Director, be elected as Class III director, to hold office until the 2004 Annual Meeting of Stockholders or until his successor has been duly elected and qualified or until his earlier resignation or removal. The Board of Directors knows of no reason why the nominee should be unable or unwilling to serve, but if the nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Except as described in the preceding sentence, unless otherwise instructed, the proxy holders will vote the proxies received by them for Douglas A. Catalano.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            A VOTE "FOR" DOUGLAS A. CATALANO AS CLASS III DIRECTOR.

      The following table sets forth the nominee to be elected at the meeting and, for each director whose term of office will extend beyond the meeting, the year such nominee or director was first elected a director, the position currently held by the nominee and each director with the Corporation, the year the nominee's or director's term will expire and class of director of the nominee and each director:

 Nominee's or Director's
          Name
   and Year Nominee or
        Director                Position(s) with the       Year Term  Class of
 First Became a Director            Corporation           Will Expire Director
 -----------------------   ------------------------------ ----------- --------
Nominee:

Douglas A. Catalano  2000             Director               2004       III

Continuing Directors:

James M. McConnell 2000               Director               2002         I

Patrick H. Kareiva  1999   Chairman, Director, President,    2003        II
                              Chief Executive Officer,
                              Chief Financial Officer,
                              Treasurer and Secretary

Frederick H.                          Director               2003        II
 Phillips  2001

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the director nominee to be elected at the meeting, the directors and the executive officers of the Corporation, their ages, and the positions currently held by each such person with the Corporation.

 Name                                 Age               Position
 ----                                 ---               --------
 Patrick H. Kareiva..................  57 Chairman, Director, President, Chief
                                           Executive Officer, Chief Financial
                                           Officer, Treasurer and Secretary
 Douglas A. Catalano (/1/)...........  50 Director
 James M. McConnell (/1/)............  60 Director
 Frederick H. Phillips (/1/).........  52 Director

--------------
(1) Member of Compensation Committee and Audit Committee.

      Mr. Kareiva, 57, was elected President, Chief Executive Officer and Secretary of the Corporation in September, 1999 and Chief Financial Officer and Treasurer in November, 1999. From 1980 to 1999, Mr. Kareiva was President and Sole Proprietor of Rockledge Group, a management consulting firm. Concurrently, from 1996 to 1997, Mr. Kareiva also served as President and Chief Financial Officer of Scitex America Corporation, a wholly-owned subsidiary of Scitex Corporation, Ltd.

      Mr. Catalano, 50, has been a Director since June 2000. Since October 1999, he has served as President, CEO, and a Director of Granitar Incorporated, a consulting and systems integration firm, and has served as its Chairman since April 2001. From August 1998 until October 1999, he was a Principal and Sole Proprietor of Swan Partners. From December 1996 until October 1997, he served as President, CEO, and a Director of Peritus Software Services, Inc., and from November 1982 until December 1996, he held various positions at Computer Sciences Corporation, including that of President of CSC Consulting, a division of Computer Sciences Corporation.

      Mr. McConnell, 60, has been a Director since June 2000. Since April 1990, he has served as President, CEO, and a Director of Instron Corporation, a manufacturer of materials and structural testing systems. From

1987 through 1990, he was President and CEO of Automatic Switch Company, and also formerly served as President of Rosemont, Inc., both wholly owned subsidiaries of Emerson Electric Corporation. He also currently serves as a Director of ESCO Technologies, Inc.

      Mr. Phillips, 52, has been a Director since June 2001. Since May 2001, he has served as Chief Financial Officer of Spotfire Holdings, Inc., an analytic software and services firm. From 1999 through 2001, he was Senior Vice President and Chief Financial Officer of Prime Response, Inc. From 1996 through 1998, he was Vice President, Finance and Administration, Chief Financial Officer of Cayenne Software, Inc. From 1988 through 1995, he was Assistant Treasurer, Lotus Development Corporation.

      Executive officers of the Corporation are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors met nine times during the fiscal year ended March 31, 2001. Each of the directors, with the exception of Mr. Phillips, attended 100% of the aggregate of all meetings of the Board of Directors and Compensation and Audit Committees, of which they were a member thereof during fiscal 2001. The Audit Committee of the Board of Directors reviews with management and the Corporation's independent public accountants the Corporation's financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent accountants upon the financial condition of the Corporation and its accounting controls and procedures and such other matters as the committee deems appropriate. During fiscal 2001, the Audit Committee, which consisted of Messrs. McConnell and Catalano, directors of the Corporation, met six times. The Compensation Committee makes recommendations concerning the salaries and incentive compensation of executive officers of the Corporation and administers the Corporation's stock plans. During fiscal 2001, the Compensation Committee, which consisted of Messrs. McConnell and Catalano, did not meet. The Board of Directors does not currently have a standing nominating committee. Mr. Phillips was appointed to the Board of Directors (and was also appointed as a member of each of the Compensation Committee and the Audit Committee) in June 2001.

                      COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

      The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Corporation in all capacities during the fiscal years ended March 31, 2001 and 2000, as applicable, to the individual who served as the Corporation's Chief Executive Officer during fiscal year 2001. This individual is sometimes referred to as the "Named Executive Officer."

                          Summary Compensation Table

                                                                    Long-Term
                                                                   Compensation
                                       Annual Compensation(/1/)    Awards(/2/)
                                    ------------------------------ ------------
                                                                    Securities
                             Fiscal                   Other Annual  Underlying   All other
Name and Principal Position   Year   Salary   Bonus   Compensation   Options    Compensation
---------------------------  ------ -------- -------- ------------ ------------ ------------
Patrick H.
 Kareiva(/3/)(/4/).......     2001  $360,000 $108,002       -        125,001         -
 Chairman, Director,
  President,                  2000  $179,415    -           -           -         $100,000(/5/)
 Chief Executive Officer,
  Chief
 Financial Officer,
  Treasurer
 and Secretary

--------------
(1) The compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officer which are available generally to all salaried employees of the Corporation and certain perquisites and other personal benefits, securities or property received by the Named Executive Officer which do not exceed the lesser of $50,000 or 10% of any such officer's aggregate salary and bonus disclosed in this table.

(2) The Corporation did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payments during fiscal 2001 or 2000.

(3) Mr. Kareiva was appointed Director, President, Chief Executive Officer and Secretary of the Corporation in September 1999, Chief Financial Officer and Treasurer in November 1999, and Chairman in June 2000.

(4) Upon a change of control of the Corporation or if the Corporation terminates Mr. Kareiva's employment without cause, Mr. Kareiva will receive a lump sum payment equal to twelve months of his then current salary and a bonus payment based on a pro-rata percentage of total quarterly software license revenue recognized by the Corporation. See also "Employment Contracts".

(5) Represents the Corporation's payment of a recruiting fee to an affiliate of Mr. Kareiva.

Option Grants in Last Fiscal Year

                                                                     Potential Realizable
                                                                       Value at Assumed
                                                                        Annual Rates of
                                                                          Stock Price
                                                                         Appreciation
                                 Individual Grants(/1/)(/2/)         For Option Term(/4/)
                         ------------------------------------------- ---------------------
                                    % of Total
                         Number of   Options
                         Securities Granted to
                         Underlying Employees   Exercise
                          Options   in Fiscal  Price(/3/) Expiration
Name                     Granted(#)    Year    ($/Share)     Date      5%($)      10%($)
----                     ---------- ---------- ---------- ---------- ---------- ----------
Patrick H. Kareiva......  125,001     30.64%     $4.88     4/24/10   $  383,251 $  971,234

      The following table sets forth each grant of stock options made during the year ended March 31, 2001 pursuant to the Corporation's 1996 Stock Plan to the Named Executive Officer.

--------------
(1) The Corporation granted options representing an aggregate of 407,972 shares to 64 employees and directors of the Corporation in fiscal 2001 under the Corporation's 1996 Stock Plan and the Amended and Restated 1996 Non-Employee Director Stock Option Plan.

(2) The options, which were granted under the 1996 Stock Plan, vest at the rate of 25% of the shares underlying the options one year from the date of grant and approximately 2% monthly thereafter.

(3) The exercise price per share of each option was determined by the Board of Directors to be equal to the fair market value per share of Common Stock on the date of grant.

(4) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Corporation's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Commission and do not reflect the Corporation's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercises and the future performance of the Corporation's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

Aggregate Option Exercises and Year-End Values

      Shown below is information with respect to (i) exercises of stock options of the Named Executive Officer during the fiscal year ended March 31, 2001 and (ii) unexercised options outstanding at March 31, 2001 and the value of such unexercised in-the-money options at March 31, 2001.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option
                                    Values

                                                   Number of Unexercised       Value of Unexercised
                           Shares                Options/SARs at March 31, In-the-money Options/SARs at
                          Acquired                     2001(#)(/1/)        March 31, 2001 ($)(/2/)(/3/)
                             On         Value    ------------------------- ----------------------------------
Name                     Exercise(#) Realized($) Exercisable Unexercisable  Exercisable        Unexercisable
----                     ----------  ----------- ----------- ------------- --------------     ---------------
Patrick H. Kareiva......      0            0       62,501       62,500                      0                   0

--------------
(1) Options granted to the Named Executive Officer become fully vested immediately prior to the merger, consolidation, liquidation or sale of substantially all of the assets of the Company or upon a change in the majority of the Board of Directors (excluding any persons approved by a vote of at least a majority of the current Board of Directors).

(2) Value is based on the difference between the option exercise price and the fair market value of the Corporation's Common Stock on March 31, 2001 ($1.00 per share, the last reported sales price of the Corporation's Common Stock on the Nasdaq SmallCap Stock Market on March 31, 2001) multiplied by the number of shares underlying the option.

(3) As of March 31, 2001, the exercise price of the option to purchase an aggregate of 125,001 shares of the Corporation's Common Stock was above the fair market value of the Corporation's Common Stock on The Nasdaq SmallCap Market.

Stock Plans

      The Corporation currently has four stock ownership plans: the 1992 Stock Plan; the 1996 Stock Plan; the 1996 Employee Stock Purchase Plan and the Amended and Restated 1996 Non-Employee Director Stock Option Plan. Following is a summary of the material features of each of the plans.

1992 Stock Plan

      The Corporation's 1992 Stock Plan (the "1992 Plan") was adopted by the Corporation's Board of Directors on May 12, 1992 and approved by the Corporation's stockholders on May 13, 1992. The 1992 Plan provides for the issuance of up to 13,594 shares of the Corporation's Common Stock. The Corporation's Board of Directors resolved on January 26, 1996, that as of the effective date of the Corporation's initial public offering, March 21, 1996, no further options be granted under the 1992 Plan. Currently, 9 employees, former employees and officers hold options under the 1992 Plan.

      Under the terms of the 1992 Plan, incentive stock options ("ISOs") may be granted to employees of the Corporation and non-qualified stock options ("NQSOs"), stock awards and purchase rights may be granted to employees, consultants and directors of the Corporation. Options granted under the 1992 Plan expire ten years from the date of grant. Options granted under the 1992 Plan are not transferable by the optionholder except by will or by the laws of descent and distribution. ISOs granted under the 1992 Plan expire not more than ten years from the date of grant (or not more than five years from the date of grant in the case of ISOs granted to an employee or officer holding 10% or more of the voting stock of the Corporation). Generally, options issued under the 1992 Plan vest at a rate of 20% after one year, with the remainder vesting in equal quarterly installments over the next four years.

      As of the Record Date, (i) options to purchase 8,245 shares of Common Stock at a weighted average exercise price of $5.71 per share were outstanding under the 1992 Plan; (ii) 195,816 shares of Common Stock of the Corporation had been acquired upon the exercise of options with a weighted average exercise price of $1.29; (iii) stock purchases totaling 127,291 shares of Common Stock had been made pursuant to direct purchase rights granted under the 1992 Plan with an aggregate purchase price of $7,637; and (iv) stock awards totaling 11,293 shares of Common Stock had been granted under the 1992 Plan.

1996 Stock Plan

      The Corporation's 1996 Stock Plan (the "1996 Plan") was adopted by the Board of Directors and approved by the Corporation's stockholders on January 26, 1996. The 1996 Plan provides for the grant of ISOs to employees and the grant of NQSOs, stock awards and purchase rights to employees, consultants, directors and officers of the Corporation. The 1996 Plan provides for the issuance of up to 750,000 shares of the Corporation's Common Stock. Currently, 48 employees (including a director who is also an employee and an officer of the Corporation) and three non-employee directors of the Corporation are eligible to participate in the 1996 Plan.

      The 1996 Plan is administered by the Compensation Committee of the Board of Directors, which currently consists of Messrs. McConnell, Catalano and Phillips, three outside directors of the Corporation. Subject to the provisions of the 1996 Plan, the Compensation Committee has the authority to
(i) determine to whom options, awards and purchases shall be granted; (ii) determine the time at which options or awards shall be granted or purchases made; (iii) determine the purchase price of shares subject to each option or purchase; (iv) determine whether each option granted shall be an ISO or an NQSO; (v) determine when each option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding options may be exercised; (vii) determine whether restrictions are to be imposed on shares subject to options, awards and purchases; and (viii) interpret the 1996 Plan and prescribe and rescind rules and regulations relating to it. The Compensation Committee determines the exercise price per share for NQSOs, awards and purchases under the 1996 Plan, so long as such exercise price is no less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Corporation may be organized. The exercise price per share for each ISO granted under the 1996 Plan may not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. An option is not transferable by the optionholder except by will or by the laws of descent and distribution. Each option expires on the date specified by the Compensation Committee, but not more than (i) ten years from the date of grant in the case of options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation. Generally, no ISO may be exercised more than 90 days following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a maximum of 180 days after such termination. No options, Awards or Purchases (as each such term is defined in the 1996 Plan) may be granted under the 1996 Plan after January 26, 2006.

      As of the Record Date, options to purchase 469,321 shares of Common Stock at a weighted average exercise price of $5.02 per share were outstanding under the 1996 Plan, and no Awards or Purchases had been granted under the 1996 Plan.

1996 Employee Stock Purchase Plan

      The 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan") was adopted by the Board of Directors and approved by the Corporation's stockholders on January 26, 1996. The 1996 Purchase Plan provides for the issuance of up to 87,500 shares of Common Stock pursuant to the exercise of nontransferable options granted to participating employees. Currently, 60 employees of the Corporation are eligible to participate in the 1996 Purchase Plan.

      The 1996 Purchase Plan is administered by the Compensation Committee of the Board of Directors. All employees of the Corporation, except employees who own five percent or more of the Corporation's stock or whose customary employment is 20 hours or less per week and more than five months in any calendar year, are eligible to participate in the 1996 Purchase Plan. Directors who are not employees of the Corporation may not participate in the 1996 Purchase Plan. To participate in the 1996 Purchase Plan, an employee must authorize the Corporation to deduct an amount (not less than one percent nor more than 10% of a participant's total cash compensation) from his or her pay during six-month offering periods commencing on February 1 and August 1 of each year (each a "Plan Period"). In no case may an employee purchase more than 250 shares in any Plan Period. Employees may participate in the 1996 Purchase Plan only to the extent that the employee's right to purchase stock under the 1996 Purchase Plan, and under all other employee stock purchase plans of the Corporation under Section 432(b) of the Internal Revenue Code of 1986, as amended, does not exceed $25,000 of the fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The exercise price of options shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of such Plan Period or (ii) 85% of the average market price of the Common Stock on the last business day of such Plan Period. The employee shall be entitled to exercise such option only to the extent of the employee's accumulated payroll deductions on the last day of such Plan Period. If an employee's accumulated payroll deductions on the last day of a Plan Period would enable him or her to purchase more shares than are permitted to be purchased under the 250 shares or $25,000 limitations described above, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be refunded to the employee, without interest, by the Corporation.

      An employee may not be granted an option if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Corporation. Employees who own shares possessing 5% or more of the total combined voting power of the

Corporation (or who will, upon the grant of such option, own shares possessing 5% or more of the total combined voting power of the Corporation) are not eligible for participation in the 1996 Purchase Plan.

      An employee's rights under the 1996 Purchase Plan will terminate upon the employee's termination of employment or his voluntary withdrawal from the 1996 Purchase Plan. An employee's rights under the 1996 Purchase Plan may not be transferred or assigned to any other person other than by will or the laws of descent and distribution. Any option granted under the 1996 Purchase Plan to an employee may be exercised, during the employee's lifetime, only by the employee. No options may be granted under the 1996 Purchase Plan after January 26, 2006.

      As of the Record Date, 27,828 shares had been purchased under the 1996 Purchase Plan.

Amended and Restated 1996 Non-Employee Director Stock Option Plan

      The Corporation's Amended and Restated 1996 Non-Employee Director Stock Option Plan (the "Director Plan") was initially adopted by the Board of Directors and approved by the Corporation's stockholders on January 26, 1996. On May 31, 2000 the Board of Directors approved and recommended to the stockholders that they amend and restate the Director Plan to (i) increase the number of shares of the Corporation's Common Stock available for issuance thereunder to 75,000 shares and (ii) amend Section 4 thereof so that upon the initial election to the Corporation's Board of Directors and after a three year period of service on the Board of Directors, a director shall receive an option to purchase 12,000 shares of Common Stock. The Director Plan, as amended and restated, was approved by the Corporation's stockholders on July 28, 2000. Currently, three non-employee directors (each, a "Non-Employee Director") are eligible to participate in the Director Plan.

      The Director Plan is administered by the Compensation Committee. Under the Director Plan, a Non-Employee Director that is elected or appointed after June 1, 2000 shall automatically receive an initial NQSO to purchase 12,000 shares of Common Stock upon the later of (i) the date on which the stockholders of the Corporation approve the amendment and restatement of the Director Plan or (ii) the date on which the Non-Employee Director first is elected to the Board of Directors. Each Non-Employee Director who is still a member of the Board of Directors upon the full vesting of his most recently granted option under the Director Plan shall receive automatically during the term of the Director Plan, and without further action by the Board of Directors, an additional NQSO to purchase 12,000 shares of Common Stock.

      All options granted under the Director Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant. The term of each option will be for a period of ten years from the date of grant. Options may not be assigned or transferred except by will or by the laws of descent and distribution and are exercisable to the extent vested only while the optionee is serving as a director of the Corporation or within 90 days after the optionee ceases to serve as a director of the Corporation (except that if a director dies or becomes disabled while he or she is serving as a director of the Corporation, the option is exercisable for a one-year period thereafter). No options may be granted under the Directors Plan after January 26, 2006.

      On the Record Date, the market price, as reported by The Nasdaq SmallCap Market, of Common Stock, the class of stock underlying all options subject to the Director Plan, was $1.34 per share. As of the Record Date, options to purchase 36,000 shares of Common Stock, at a weighted average exercise price of $1.88 per share, were outstanding under the Director Plan. Executive officers and employees of the Corporation are not eligible for grants under the Director Plan.

Bonuses

      Mr. Kareiva and certain other senior managers of the Corporation participate in incentive compensation plans. The incentive compensation plans provide for the award of cash bonuses which can be earned either through the attainment of pre-established financial goals or individual management objectives established at the beginning of the fiscal year.

Employment Contracts

      The Corporation has an employment agreement with Mr. Kareiva which is effective for the period of April 1, 2001 through March 31, 2003, and which automatically renews on a month-to-month basis thereafter. Under the terms of this employment agreement, Mr. Kareiva receives a salary of $30,000 per month and is also eligible to receive a quarterly incentive bonus, which is calculated as 5% of the Corporation's total software license revenue for that quarter, not to exceed 15% of Mr. Kareiva's then current annual salary. Pursuant to the terms of Mr. Kareiva's employment agreement, upon a change of control of the Corporation or if the Corporation terminates Mr. Kareiva's employment for any reason other than for cause, Mr. Kareiva will be entitled to receive the following amounts: (1) a lump sum payment equivalent to twelve months of his then current salary, which is currently $360,000, and (2) a pro-rated portion of an amount equal to 5% of the Corporation's total quarterly software license revenue (as reported on the Corporation's regularly prepared financial statements) during the quarter in which there is a change of control of the Corporation or he is terminated, not to exceed 15% of his then current annual salary.

Report on Executive Compensation

      This report is submitted by the Board of Directors of the Corporation (the "Board"). The Board administered the Corporation's executive compensation program during the fiscal year ended March 31, 2001. The Board is responsible for reviewing and administering the Corporation's stock plans and reviewing and approving compensation matters concerning the executive officers of the Corporation.

      The executive compensation program uses a combination of base salary, cash bonuses and long-term incentive compensation in the form of stock options to achieve the following goals:

    . To enhance profitability of the Corporation and increase stockholder value

    . To reward executives consistent with the Corporation's annual and long-term performance goals

    . To provide competitive compensation that will attract and retain qualified executives

    . To recognize individual initiative and achievement

      Base salary compensation levels for each of the Corporation's executive officers are determined by evaluating the individual officer's responsibilities, experience and performance, the internal equity of compensation levels among executive officers, as well as generally available information regarding salaries paid to executive officers with comparable qualifications at companies in businesses comparable to the Corporation.

      Cash bonuses are determined quarterly and annually pursuant to incentive compensation plans and are based on the Corporation's achievement of targeted measures of financial performance, including revenue.

      Long-term incentive compensation in the form of stock option grants is designed to align the interests of executive officers more closely with those of the Corporation's stockholders by allowing those officers to share in long-term appreciation in the value of the Corporation's Common Stock. It is the Corporation's policy to grant stock options to executive officers at the time they join the Corporation in an amount consistent with the employee's position and level of seniority. In addition, the Board, at its discretion, generally makes additional performance-based option grants. In making such performance-based grants, the Board considers both individual and general corporate performance, recommendations of the Chief Executive Officer, existing levels of officer stock ownership and previous option grants and the current stock price. For additional information regarding the grant of options in fiscal 2001, see the table under the heading "Option Grants in Last Fiscal Year."

      Mr. Kareiva's Compensation. Compensation for the Corporation's President and Chief Executive Officer, Patrick H. Kareiva, is determined in accordance with the policies applicable to other executive officers of the Corporation described above. Mr. Kareiva receives a salary of $30,000 per month and is also eligible to receive a quarterly incentive bonus, which is calculated as 5% of the Corporation's total software license revenue for that quarter, not to exceed 15% of Mr. Kareiva's then current annual salary (see also "Employment Contracts"). Mr. Kareiva's compensation has been determined by the outside members of the Board based on his responsibilities, experience and base salaries of executives performing similar functions for peer companies. For additional information regarding Mr. Kareiva's fiscal 2001 compensation, see the tables under the headings "Summary Compensation Table" and "Option Grants in Last Fiscal Year."

      Other Benefits. The Corporation also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Corporation offers a stock purchase plan, under which employees may purchase Common Stock at a discount. The Corporation also maintains insurance and other benefit plans for its employees.

      Tax Deductibility of Executive Compensation. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Board has considered the limitations on deductions imposed by Section 162(m) of the Code and it is the Board's present intention, for so long as it is consistent with the Corporation's overall compensation objective, to structure executive compensation to minimize application of the deduction limitations of Section 162(m) of the Code.

      Respectfully submitted by the Board of Directors this 8th day of June, 2001:

                                          Douglas A. Catalano
                                          Patrick H. Kareiva
                                          James M. McConnell

Compensation of Directors

      During the fiscal year ended March 31, 2001, employee Directors did not receive cash compensation for their service as members of the Board of Directors. Non-employee directors received $500 per telephonic meeting and $1,500 per board meeting as cash compensation as members of the Board of Directors during the fiscal year ended March 31, 2001. Non-Employee Directors are eligible for participation in the 1996 Plan and the Director Plan. See "Stock Plans".

Audit Committee Report

      This report is submitted by the Audit Committee of the Board, which reviews with the independent auditors and management the annual financial statements and independent auditors' opinion, reviews the results of the audit of the Corporation's financial statements with the independent auditors, recommends the retention of the independent auditors to the Board and periodically (at least quarterly) reviews the Corporation's accounting policies and internal accounting and financial controls for the fiscal year ended March 31, 2001. Messrs. Catalano and McConnell served on the Audit Committee for the fiscal year ended March 31, 2001. Neither of Messrs. Catalano or McConnell are officers or employees of the Corporation, and aside from being directors of the Corporation, each is otherwise independent of the Corporation (as independence is defined pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Exhibit A to this Proxy Statement.

      The Audit Committee has reviewed the audited balance sheets of the Corporation for the fiscal years ending March 31, 2001 and March 31, 2000, and the audited statements of income, stockholders' equity and cash flows for each of the three years ended March 31, 2001, and has discussed them with both management and PricewaterhouseCoopers LLP, the Corporation's independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with PricewaterhouseCoopers LLP that firm's independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 2001.

      Respectfully submitted by the Audit Committee this 8th day of June, 2001:

                                          Douglas A. Catalano
                                          James M. McConnell

Audit Fees

      The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended March 31, 2001 and for the review of the financial statements included in the Corporation's Forms 10-Q for the fiscal year ended March 31, 2001 were approximately $70,000.

Financial Information Systems Design and Implementation Fees

      There were no fees billed by PricewaterhouseCoopers LLP for financial information systems design and implementation professional services for the fiscal year ended March 31, 2001.

All Other Fees

      The aggregate fees billed by PricewaterhouseCoopers LLP for services other than those described above for the fiscal year ended March 31, 2001 totaled approximately $10,000 and were primarily for tax services performed. The Corporation's Audit Committee has determined that the provision of the services provided by PricewaterhouseCoopers LLP as set forth herein are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Stock Performance Graph

      The following graph compares the percentage change in the cumulative total stockholder return on the Corporation's Common Stock for the five fiscal years ended March 31, 2001 with the cumulative total return on the Russell 2000(R) Index and the Corporation's "Industry Index." The Corporation selected an index of companies in the prepackaged software industry as its industry group. Accordingly, the Industry Index reflects the performance of all companies in the prepackaged software industry with 7372 as their Primary Standard Industrial Classification Code Number. The comparison assumes $100 was invested on March 31, 1996 in the Corporation's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

                  Comparison of Cumulative Total Return(/1/)


                                    [GRAPH]

                                            Fiscal Year Ending
                        -----------------------------------------------------------
                        3/29/1996 3/31/1997 3/31/1998 3/31/1999 3/31/2000 3/30/2001
                        --------- --------- --------- --------- --------- ---------
Workgroup Tech..........  $100.00   $ 19.65   $ 17.92   $  8.09   $  8.67   $  1.16
Prepackaged Software....   100.00    120.20    213.65    309.09    543.61    231.41
Russell 2000 Index......   100.00    105.11    149.24    124.22    168.33    140.51

--------------
(1) This chart is not "soliciting material", is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filings of the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

      The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on this graph was obtained from Media General Financial Services, a source believed to be reliable, although the Corporation is not responsible for any errors or omissions in such information.

                           AUDITORS FOR FISCAL 2002

      The Board of Directors has selected the firm of PricewaterhouseCoopers LLP, independent certified public accountants, to serve as auditors for the fiscal year ending March 31, 2002. PricewaterhouseCoopers LLP, has served as the Corporation's auditors since fiscal 1994. It is expected that a member of PricewaterhouseCoopers LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                                 OTHER MATTERS

      The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of Meeting and it knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxies to vote such proxies in accordance with the judgment of the Board of Directors.

                             STOCKHOLDER PROPOSALS

      Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of Stockholders of the Corporation must be received at the Corporation's principal executive offices not later than February 26, 2002. The deadline for providing timely notice to the Corporation of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders of the Corporation is February 26, 2002, provided, however, notice shall not be given prior to January 29, 2002. Further, any proposals must comply with the other procedural requirements set forth in the Corporation's By-laws, a copy of which is on file with the Commission, and as set forth by the Commission. In order to curtail any controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to Workgroup Technology Corporation, 91 Hartwell Avenue, Lexington, Massachusetts, 02421, Attention: Corporate Secretary.

                             SECTION 16 REPORTING

      Section 16(a) of the Exchange Act, requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the Commission to furnish the Corporation with copies of all such filings. Douglas Catalano and James McConnell, directors of the Corporation, each failed to timely report the granting of an option to purchase 12,000 shares of the Corporation's Common Stock pursuant to the Corporation's Amended and Restated 1996 Non-Employee Director Stock Option Plan. Messrs. Catalano and McConnell subsequently filed the appropriate reports. Based on its review of the copies of such filings received by it with respect to the fiscal year ended March 31, 2001 and written representations from certain Reporting Persons, the Corporation believes that all other Reporting Persons complied with all
Section 16(a) filing requirements in 2001.

                          INCORPORATION BY REFERENCE

      To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Report on Executive Compensation" and "Stock Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                           EXPENSES AND SOLICITATION

      The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting Stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some Stockholders in person or by mail, telephone or telegraph following the original solicitation.

      The contents and the sending of this Proxy Statement have been approved by the Board of Directors of the Corporation.

                                                                      Exhibit A

                       WORKGROUP TECHNOLOGY CORPORATION

                            Audit Committee Charter

A. PURPOSE AND SCOPE

      The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and (ii) the Corporation's internal financial and accounting controls.

B. COMPOSITION

      The Committee shall be comprised of a minimum of two directors until May 31, 2001, and a minimum of three directors thereafter, as appointed by the Board, who shall meet the independence and audit committee composition requirements under any rules or regulations of The Nasdaq National Market, as in effect and applicable to the Corporation from time to time, and each such director shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

      All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

      The members of the Committee shall be elected by the Board at the meeting of the Board following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C. RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Committee shall:

Document Review

      1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

      2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

      3. Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

Independent Accounting Firm

      4. Recommend to the Board the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

      5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1, as it may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board take, appropriate action to oversee the independence of the independent accounting firm.

      6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

      7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

      8. Evaluate the performance of the independent accounting firm and recommend to the Board any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board and the Committee.

                         Financial Reporting Processes

      9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

Compliance

      10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

Reporting

      11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 15, 2000.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                     PROXY

                       WORKGROUP TECHNOLOGY CORPORATION

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JULY 27, 2001

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick H. Kareiva and Bryan Smith, and each of them, proxies, with full power of substitution, to vote all shares of stock of Workgroup Technology Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, July 27, 2001, at 10:00 a.m., local time, at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, 22nd Floor, Boston, Massachusetts 02110, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 26, 2001, a copy of which has been received by the undersigned. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof, and upon which the persons named as attorneys in the proxies may exercise discretion under applicable law.

---------------                                                 ---------------
| SEE REVERSE |                                                 | SEE REVERSE |
|    SIDE     |   CONTINUED AND TO BE SIGNED ON REVERSE SIDE    |    SIDE     |
---------------                                                 ---------------

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED, "FOR" PROPOSALS 1 AND 2.

    1. To elect a member to the Board of Directors for the specified term or until his successor is elected and qualified:
        CLASS III NOMINEE (THREE-YEAR TERM): (01) Douglas A. Catalano
                          FOR    WITHHELD
                          [_]       [_]


    2.  To transact such other business as may     FOR    AGAINST     ABSTAIN
        properly come before the meeting or any    [_]      [_]         [_]
        adjournments thereof.

    MARK HERE IF YOU PLAN TO ATTEND THE MEETING                         [_]

    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                       [_]

    If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.



Signature:__________________Date:______ Signature:__________________Date:______